Exhibit 10.3

When Recorded, Return to:     Daryl Gonzalez
Snell & Wilmer, L.L.P.
One Arizona Center
Phoenix, AZ 85004-0001

CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS HERETOFORE AMENDED AND AS FURTHER AMENDED BY THIS AMENDMENT NO. 4 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (SUCCESSOR TO CHEMICAL BANK), AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF RENTS DATED AS OF DECEMBER 16, 1985, AS HERETOFORE AMENDED. THIS AMENDMENT NO. 4 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 2(f) OF THIS AMENDMENT NO. 4 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.

==============================================================================

AMENDMENT NO. 4
Dated as of December 11 , 2013

to FACILITY LEASE dated as of December 16, 1985,
as heretofore amended, between

U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust
Company, successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16,
1985 with Daimler Capital Services LLC (formerly Daimler Chrysler Financial
Services (debis) L.L.C., successor to DaimlerChrysler Financial Services Americas
L.L.C., successor to DaimlerChrysler Financial Services North America L.L.C.,
successor to Chrysler Financial L.L.C., successor to Chrysler Financial Corporation),
Lessor

and

PUBLIC SERVICE COMPANY OF NEW MEXICO,
Lessee

A 3.740000% UNDIVIDED OWNERSHIP INTEREST IN PALO VERDE NUCLEAR GENERATING STATION (“PVNGS”)
UNIT 1 AND A 1.2466670% UNDIVIDED OWNERSHIP INTEREST IN CERTAIN PVNGS COMMON FACILITIES
==============================================================================
Original Facility Lease recorded December 31, 1985 as Instrument No. 85-623282, amended by Amendment No. 1 thereto recorded July 17, 1986, as Instrument No. 86-367464, Amendment No. 2 thereto recorded on November 25, 1986, as Instrument No. 86-650763, and Amendment No. 3 thereto recorded on April 7, 1987, as Instrument No. 87-210923, all in the Maricopa County, Arizona Recorder’s Office
==============================================================================

AMENDMENT NO. 4, dated as of December 11 , 2013 (“Amendment No. 4”), to the Facility Lease dated as of December 16, 1985, as heretofore amended, between U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of December 16, 1985 with Daimler Capital Services LLC (formerly Daimler Chrysler Financial Services (debis) L.L.C., successor to DaimlerChrysler Financial Services Americas L.L.C., successor to DaimlerChrysler Financial Services North America L.L.C., successor to Chrysler Financial L.L.C., successor to Chrysler Financial Corporation (the “Lessor”), and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (the “Lessee”).

WITNESSETH

    WHEREAS, the Lessee and the Lessor have heretofore entered into a Facility Lease dated as of December 16, 1985, as heretofore amended (the “Facility Lease”), providing for the lease by the Lessor to the Lessee of the Undivided Interest and the Real Property Interest (capitalized terms used in this Amendment No. 4 without definition having the respective meanings assigned thereto in Appendix A to the Facility Lease);

WHEREAS, the Lessee has given notice of its exercise of the renewal option permitted in Section 12 of the Facility Lease upon expiration of the Basic Lease Term, which notice is irrevocable as to the Lessee as provided in Section 13(a) of the Facility Lease;

WHEREAS, the Lessee and the Lessor have agreed that, subject to the terms and conditions hereof, the Renewal Term shall end on January 15, 2023; and

WHEREAS, the Lessee and the Lessor desire to amend the Facility Lease effective as of the end of the Basic Lease Term as set forth in Section 1 hereof in order to implement the foregoing;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Acknowledgements; Amendments.

The parties acknowledge and agree that:

(x) the Lessee has given notice of its exercise of the renewal option permitted in Section 12 of the Facility Lease upon expiration of the Basic Lease Term, which notice is irrevocable as to the Lessee as provided in Section 13(a) of the Facility Lease; and

(y) the Maximum Option Period is the period ending on January 15, 2023.

The Lessee and the Lessor hereby amend the Facility Lease effective as of the end of the Basic Lease Term in order to implement the foregoing as follows:

(a) Section 3(a)(iii) of the Facility Lease shall be amended and restated in its entirety as follows:

“(iii) on July 15, 2015 and on each Basic Rent Payment date thereafter to and including January 15, 2023, an amount equal to $3,915,619.88.”1

(b) Section 12 of the Facility Lease (captioned “Lease Renewal”) shall be amended and restated in its entirety as follows:

“Lessee has irrevocably elected to exercise its rights to renew this Facility Lease for the Renewal Term. Such renewal shall only take effect provided that (i) no Default, Event of Default, Event of Loss or Deemed Loss Event has occurred that is not waived by the Lessor; and (ii) the Notes shall have been paid in full.”

(c) Section 13(b) of the Facility Lease (captioned “Purchase Option at Expiration of the Lease Term”) shall be amended and restated in its entirety as follows:

“(b) Purchase Option at Expiration of the Lease Term. Subject to the notice requirements set forth in Section 13(a), unless a Default or an Event of Default shall have occurred and be continuing or an Event of Loss or Deemed Loss Event shall have occurred, on January 15, 2023 the Lessee shall have the right to purchase the Undivided Interest and the Real Property Interest for a purchase price equal to the Fair Market Sales Value thereof.”

(d) The definition of “Maximum Option Period” in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

“Maximum Option Period shall mean the period ending on January 15, 2023.”

(e) The definition of “Casualty Value” in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

”Casualty Value, as of any Basic Rent Payment Date during

(i) the Basic Lease Term, shall mean the percentage of Facility Cost set forth opposite such Basic Rent Payment Date in Schedule 1 to Amendment No. 2 (dated as of November 18, 1986) to the Facility Lease; and

(ii) the Renewal Term, shall mean the percentage of Facility Cost set forth opposite such Basic Rent Payment Date in Schedule 4-Renewal Term to the Facility Lease, attached hereto.

Anything contained in the Participation Agreement or the Facility Lease to the contrary notwithstanding, Casualty Value shall be, when added to all other amounts which the Lessee is required to pay under Section 9(c) of the Facility Lease (taking into account any assumption of the Notes by the Lessee), under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any Basic Rent Payment Date, the

______________________
1This amount reflects the calculation of Basic Rent under Section (a)(iii) of the Facility Lease. There is additional rental under Section 21 for the Real Property Interest of $4,837.78 for each Basic Rent Payment Date. The total semi-annual rental payment is the sum of $3,915,619.88 and $4,837.78, equal to $3,920,457.66.

aggregate unpaid principal amount of all Notes Outstanding at the close of business on such date, together with accrued and unpaid interest on such Notes.”

(f) The definition of “Special Casualty Value” in Appendix A to the Facility Lease shall be amended and restated in its entirety as follows:

”Special Casualty Value, as of any monthly date during

(i) the Basic Lease Term, shall mean the percentage of Facility Cost set forth opposite such monthly date in Schedule 2 to Amendment No. 2 (dated as of November 18, 1986) to the Facility Lease; and

(ii) the Renewal Term, shall mean the percentage of Facility Cost set forth opposite such monthly date in Schedule 5-Renewal Term to the Facility Lease, attached hereto.

Anything contained in the Participation Agreement or the Facility Lease to the contrary notwithstanding, Special Casualty Value shall be, when added to all other amounts which the Lessee is required to pay under Section 9(d) of the Facility Lease (taking into account any assumption of the Notes by the Lessee), under any circumstances and in any event, in an amount at least sufficient to pay in full, as of any date of payment, the aggregate unpaid principal amount of all Notes Outstanding at the close of business on such date, together with accrued and unpaid interest on such Notes.”

(g) The Facility Lease shall be supplemented and amended to include as Schedules 4 and 5 thereto Schedules 4 and 5 attached hereto and designated as such (there being no Schedule 1, 2 or 3 hereto).

SECTION 2. Miscellaneous.

(a) Representation of the Lessee. The Lessee hereby represents and warrants to the Owner Participant as follows:

(i) the License Expiration Date is June 1, 2045; and

(ii) it is reasonable to assume that:

(1) on the last day of the Renewal Term, the residual value of the Undivided Interest (without regard to inflation or deflation from the Closing Date and without regard to the obligation of the Lessee to pay decommissioning costs pursuant to Section 10(b)(3)(xi) of the Participation Agreement, but taking into consideration the existence and effect of the Assignment and Assumption, the ANPP Participation Agreement and the License, and taking into consideration any additional expenditure that would be required to acquire the Real Property Interest) will be equal to at least 20% of Facility Cost;

(2) the period from the Closing Date through the end of the Renewal Term does not exceed 80% of the economic useful life of the Undivided Interest from the Closing Date; and

(3) on the last day of the Renewal Term, taking into consideration the existence and effect of the Assignment and Assumption, the ANPP Participation Agreement and the License, and taking into consideration any additional expenditure that would be required to acquire the Real Property Interest, the use of the Undivided Interest by any User (in a transaction pursuant to which the Owner Participant could realize the amount referred to in clause (1) above) will be feasible from an engineering and economic point of view and will be commercially reasonable.

The foregoing representations and warranties are intended by the Lessee as representations and warranties made by the Lessee in an agreement delivered by the Lessee in connection with the Facility Lease for all purposes of the Facility Lease (including, without limitation Section 15(vi) of the Facility Lease).

(b) No Inference, Etc. Schedules 4 and 5 hereto have been agreed by the parties with each party utilizing certain assumptions and projections (which assumptions and projections may or may not be assumptions and projections used in common with the other party) concerning the Fair Market Sales Value of the Undivided Interest at the commencement of the Renewal Term. The parties intend that such assumptions and projections shall not be used for any purpose (including, but without limitation, establishing a Fair Market Sales Value for the Undivided Interest or a Fair Market Sales Value of any property or service, or supporting or rebutting any calculation, determination or position concerning any Fair Market Sales Value, at any time, whether for purposes of option exercise, exercise of remedies, post-lease term operation and support or any other matter or circumstance) other than the specific purposes for which provision is made by this Amendment No. 4.

(c) Effective Date of Amendments. Subject to meeting the conditions specified in amended Section 12 of the Facility Lease, the amendments set forth in Section 1 hereof shall be and become effective upon expiration of the Basic Lease Term.

(d) Counterpart Execution. This Amendment No. 4 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute but one and the same instrument.

(e) Governing Law. This Amendment No. 4 shall be governed by, and be construed in accordance with, the laws of the state of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

(f) Amendment No. 4. The single executed original of this Amendment No. 4 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 4. To the extent that this Amendment No. 4 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 4 may be created or continued through the transfer or possession of any counterpart other than the "Original".

(g) Concerning USBNA. U.S. Bank National Association (“USBNA”) is entering into this Amendment No. 4 solely as successor Owner Trustee under the Trust Agreement and not in its individual capacity.  Anything herein or in the Facility Lease to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein or in the Facility Lease made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding USBNA personally but are made and intended for the purpose of binding only the Trust Estate. This Amendment No. 4 is executed and delivered by the Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against USBNA or any successor in trust or the Owner Participant on account of any representation, warranty, undertaking or agreement hereunder or under the Facility Lease of the Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder or under the Facility Lease, may look to the Trust Estate for satisfaction of the same and the Owner Trustee or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct. If a further successor owner trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without any further act, succeed to all the rights, duties, immunities and obligations of the Owner Trustee hereunder and the predecessor owner trustee shall be released from all further duties and obligations hereunder and under the Facility Lease.
(h) Disclosure. Pursuant to Arizona Revised Statutes Section 33-404, the beneficiary of the Trust Agreement is Daimler Capital Services LLC. The address of the beneficiary is Daimler Capital Services LLC, Mercedes Benz Financial Services USA LLC, 36455 Corporate Drive, Farmington Hills, MI 48331, Attn: Amanda Gill. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attn: Todd DiNezza.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 4 to Facility Lease to be duly executed by an officer thereunto duly authorized.

U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, successor to The First National Bank of Boston) not in its individual capacity, but solely as Owner Trustee under the Trust Agreement dated as of December 16, 1985 with Daimler Capital Services LLC (formerly Daimler Chrysler Financial Services (debis) L.L.C., successor to DaimlerChrysler Financial Services Americas L.L.C., successor to DaimlerChrysler Financial Services North America L.L.C., successor to Chrysler Financial L.L.C., successor to Chrysler Financial Corporation)

By:     /s/ Todd R. Dinezza         Name: Todd R. DiNezza
Title: Assistant Vice President

ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS    )
) ss.
COUNTY OF ____SUFFOLK    )

On this _11th_ day of December, 2013, before me, the undersigned notary public, personally appeared Todd R. DiNezza , as Assistant Vice President of U.S. Bank National Association, proved to me through satisfactory evidence of identification, which were RI Drivers License , to be the person whose name is signed on the attached document and acknowledged to me that he signed it voluntarily for its stated purpose.

/s/ Maria I. Arguello
Notary Public

Maria I. Arguello
Notary Public
Commonwealth of Massachusetts
My Comm. Expires Aug. 29, 2014

PUBLIC SERVICE COMPANY OF NEW MEXICO

By:     /s/ Terry R. Horn
Name: Terry R. Horn
Title: Vice President and Treasurer

ACKNOWLEDGMENT

STATE OF NEW MEXICO    )
) ss.
COUNTY OF BERNALILLO    )

This instrument was acknowledged before me this 10th day of December, 2013, by Terry R. Horn , Vice President and Treasurer of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, on behalf of said corporation.

/s/ Corrine Brazfield
Notary Public

My commission expires:

12/1/15

SCHEDULE 4-Renewal Term Casualty Values
7/15/2015        43.9341282%
1/15/2016        43.2018927%
7/15/2016        42.4696572%
1/15/2017        41.7374218%
7/15/2017        41.0051863%
1/15/2018        40.2729508%
7/15/2018        39.5407154%
1/15/2019        38.8084799%
7/15/2019        38.0762444%
1/15/2020        37.3440089%
7/15/2020        36.6117735%
1/15/2021        35.8795380%
7/15/2021        35.1473025%
1/15/2022        34.4150671%
7/15/2022        33.6828316%
1/15/2023        32.9505961%
7/15/2023        32.2183607%

SCHEDULE 5-Renewal Term Special Casualty Values

1/30/2015        44.66636%
2/28/2015        44.54399%
3/30/2015        44.42162%
4/30/2015        44.29924%
5/30/2015        44.17687%
6/30/2015        44.05450%
7/30/2015        43.93212%
8/30/2015        43.80975%
9/30/2015        43.68737%
10/30/2015        43.56500%
11/30/2015        43.44263%
12/30/2015        43.32025%
1/30/2016        43.19788%
2/29/2016        43.07551%
3/30/2016        42.95313%
4/30/2016        42.83076%
5/30/2016        42.70839%
6/30/2016        42.58601%
7/30/2016        42.46364%
8/30/2016        42.34127%
9/30/2016        42.21889%
10/30/2016        42.09652%
11/30/2016        41.97414%
12/30/2016        41.85177%
1/30/2017        41.72940%
2/28/2017        41.60702%
3/30/2017        41.48465%
4/30/2017        41.36228%
5/30/2017        41.23990%
6/30/2017        41.11753%
7/30/2017        40.99516%\
8/30/2017        40.87278%
9/30/2017        40.75041%
10/30/2017        40.62803%
11/30/2017        40.50566%
12/30/2017        40.38329%
1/30/2018        40.26091%
2/28/2018        40.13854%
3/30/2018        40.01617%
4/30/2018        39.89379%
5/30/2018        39.77142%

6/30/2018        39.64905%
7/30/2018        39.52667%
8/30/2018        39.40430%
9/30/2018        39.28193%
10/30/2018        39.15955%
11/30/2018        39.03718%
12/30/2018        38.91480%
1/30/2019        38.79243%
2/28/2019        38.67006%
3/30/2019        38.54768%
4/30/2019        38.42531%
5/30/2019        38.30294%
6/30/2019        38.18056%
7/30/2019        38.05819%
8/30/2019        37.93582%
9/30/2019        37.81344%
10/30/2019        37.69107%
11/30/2019        37.56869%
12/30/2019        37.44632%
1/30/2020        37.32395%
2/29/2020        37.20157%
3/30/2020        37.07920%
4/30/2020        36.95683%
5/30/2020        36.83445%
6/30/2020        36.71208%
7/30/2020        36.58971%
8/30/2020        36.46733%
9/30/2020        36.34496%
10/30/2020        36.22259%
11/30/2020        36.10021%
12/30/2020        35.97784%
1/30/2021        35.85546%
2/28/2021        35.73309%
3/30/2021        35.61072%
4/30/2021        35.48834%
5/30/2021        35.36597%
6/30/2021        35.24360%
7/30/2021        35.12122%
8/30/2021        34.99885%
09/30/2021        34.87648%
10/30/2021        34.75410%
11/30/2021        34.63173%
12/30/2021        34.50935%

1/30/2022        34.38698%
2/28/2022        34.26461%
3/30/2022        34.14223%
4/30/2022        34.01986%
5/30/2022        33.89749%
6/30/2022        33.77511%
7/30/2022        33.65274%
8/30/2022        33.53037%
9/30/2022        33.40799%
10/30/2022        33.28562%
11/30/2022        33.16325%
12/30/2022        33.04087%
1/30/2023        32.91850%